SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                             FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):
                         October 14, 1998



                       THE PITTSTON COMPANY
      (Exact Name of registrant as specified in its charter)





    Virginia               1-9148            54-1317776
 (State or other        (Commission       (I.R.S. Employer
  jurisdiction          File Number)     Identification No.)
of Incorporation)




1000 Virginia Center Parkway
P. O. Box 4229
Glen Allen, VA                               23058-4229
(Address of principal                        (Zip Code)
executive offices)



                          (804)553-3600
       (Registrant's telephone number, including area code)

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Item 5.  Other Events

          The Registrant reports that, on October 14, 1998, its affiliate, Mining Project Investors Pty Ltd ("MPI"), issued a press release substantially in the form as the release attached as an exhibit to this report and incorporated herein by reference. The consummation of the transactions contemplated by MPI's press release is subject to significant conditions precedent.


                             EXHIBITS

99(a)     MPI's press release dated October 14, 1998.

                            SIGNATURE
          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE PITTSTON COMPANY
                                  (Registrant)



                              By /s/ James B. Hartough
                                 Vice President - Corporate
                                 Finance and Treasurer


Dated: October 15, 1998

                             EXHIBITS



Exhibit        Description

               99(a)          MPI's press release dated October 14, 1998